UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2007

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction	(SEC Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No)

226 Landis Avenue, Vineland, New Jersey		08360
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(856) 691 - 7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SUN BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01  Other Events

On April 27, 2007, the Registrant announced that the Board of Directors had declared a 5% stock dividend to all stockholders of record on May 14, 2007, payable on May 24, 2007. No fractional shares will be issued and in lieu thereof stockholders will receive cash based on the fair market value as of the record date.

A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99 Press Release dated April 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.

Date: April 27, 2007	/s/ Sidney R. Brown
Sidney R. Brown
Acting President and Chief Executive Officer